UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2023

REED’S, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32501	35-2177773
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Merritt 7 Corporate Park, Norwalk, CT 06851

(Address of principal executive offices and zip code)

Not applicable

(Former name or former address if changed since last report)

Registrant’s telephone number, including area code: (310) 217-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of Each Class	Trading Symbol(s)	Name of Each Exchanged on Which Registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08 Shareholder Director Nominations.

To the extent applicable, the information in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.08.

Item 8.01 Other Events.

On September 27, 2023, the Board of Directors of Reed’s, Inc., a Delaware corporation (the “Company”) set the date of November 30, 2023 for its 2023 annual meeting of stockholders (the “2023 Annual Meeting”). The time and location of the 2023 Annual Meeting will be set forth in the Company’s definitive proxy statement for the 2023 Annual Meeting to be filed with the Securities and Exchange Commission (“SEC”). The record date for the purpose of determining stockholders entitled to notice of, and vote at, the 2023 Annual Meeting has been set as the close of business on October 13, 2023.

Deadline for Rule 14a-8 Stockholder Proposals

Under the Securities and Exchange Commission’s proxy rules, the Company’s board of directors has set the deadline for submission of proposals to be included in the proxy materials for the 2023 Annual Meeting as October 2, 2023, which the Company has determined to be a reasonable time before it expects to begin to print and send its proxy materials. Accordingly, in order for a stockholder proposal to be considered for inclusion in the Company’s proxy materials for the 2023 Annual Meeting, the proposal must be received by the Company at 201 Merritt 7 Corporate Park, Norwalk, Connecticut 06851, attention: Joann Tinnelly, Interim Chief Financial Officer and Secretary, no later than the close of business on October 2, 2023, and comply with the procedures and requirements set forth in Rule 14a-8 under the Securities Exchange Act of 1934.

Advance Notice Deadline for Director Nominations and Other Stockholder Proposals

In accordance with the Company’s Amended and Restated Bylaws, for director nominations or stockholder proposals to be brought before the 2023 Annual Meeting, other than Rule 14a-8 proposals described above, written notice must be received by the Company at 201 Merritt 7 Corporate Park, Norwalk, Connecticut 06851, attention: Joann Tinnelly, Interim Chief Financial Officer and Secretary, no later than the close of business on October 2, 2023.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

REEDS, INC.,
a Delaware corporation

Dated: September 27, 2023	By:	/s/ Norman E. Snyder, Jr.
Norman E. Snyder, Jr.
Chief Executive Officer